Insurance	9 Months Ended
Sep. 30, 2017
Insurance [Abstract]
Insurance
Insurance

Securities owned by GALIC, having a carrying value of approximately $26 million at December 31, 2016, were on deposit as required by regulatory authorities.

FHLB Funding Agreements   GALIC is a member of the Federal Home Loan Bank of Cincinnati (“FHLB”). The FHLB makes advances and provides other banking services to member institutions. Members are required to purchase stock in the FHLB in addition to maintaining collateral deposits that back any funds advanced. GALIC’s $44 million investment in FHLB capital stock at September 30, 2017 (unaudited), is included in other investments at cost. Membership in the FHLB provides the annuity operations with an additional source of liquidity. These advances further the FHLB’s mission of improving access to housing by increasing liquidity in the residential mortgage-backed securities market. In 2016, the FHLB advanced GALIC $150 million, increasing the total amount advanced to $935 million (included in annuity benefits accumulated) at both September 30, 2017 (unaudited) and December 31, 2016. In the fourth quarter of 2016, GALIC extended the terms on advances totaling $200 million by four years. Interest rates under the various funding agreements on these advances range from 0.03% to 0.53% over LIBOR (average rate of 1.60% at September 30, 2017 (unaudited) and 1.18% at December 31, 2016). While these advances must be repaid between 2018 and 2021 ($285 million in 2018, $500 million in 2020 and $150 million in 2021), GALIC has the option to prepay all or a portion of the advances. The advances on these agreements are collateralized by mortgage-backed securities, which have a total fair value of $1.11 billion and $1.08 billion (included in available for sale fixed maturity securities) at September 30, 2017 (unaudited) and December 31, 2016, respectively, and which have similar expected lives as the advances. Interest credited on the funding agreements, which is included in annuity benefits, was $10 million and $5 million in the first nine months of 2017 and 2016 (both unaudited), and $8 million, $3 million and $1 million in the years ended December 31, 2016, 2015 and 2014, respectively.

Statutory Information   GALIC and its insurance subsidiaries are required to file financial statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Net earnings and capital and surplus on a statutory basis for GALIC and its insurance subsidiaries were as follows (in millions):

	Net Earnings			Capital and Surplus
	2016	2015	2014	2016	2015
GALIC consolidated life insurance companies	$167	$399	$384	$1,976	$1,719

The National Association of Insurance Commissioners’ (“NAIC”) model law for risk based capital (“RBC”) applies to life insurance companies. RBC formulas determine the amount of capital that an insurance company needs so that it has an acceptable expectation of not becoming financially impaired. Companies below specific trigger points or ratios are subject to regulatory action. At December 31, 2016 and 2015, the capital ratios of GALIC and its life insurance companies substantially exceeded the RBC requirements. GALIC did not use any prescribed or permitted statutory accounting practices that differed from the NAIC statutory accounting practices at December 31, 2016 or 2015.

GALIC paid dividends to GAFRI totaling $135 million during the first nine months of 2017 (unaudited) and $140 million, $110 million and $200 million in 2016, 2015 and 2014, respectively. The maximum amount of dividends that can be paid to shareholders in 2017 by life insurance companies domiciled in the State of Ohio without prior approval of the Insurance Commissioner is the greater of 10% of statutory surplus as regards to policyholders or statutory net income as of the preceding December 31, but only to the extent of statutory earned surplus as of the preceding December 31. The maximum amount of dividends payable in 2017 by GALIC without prior approval is $197 million, based on policyholder surplus. The maximum amount of dividends receivable from GALIC’s subsidiaries in 2017 without prior approval is $27 million.

Reinsurance   GALIC has reinsured approximately $10.22 billion of its $13.49 billion in face amount of life insurance at December 31, 2016 compared to $11.19 billion of its $14.67 billion in face amount of life insurance at December 31, 2015. Life written premiums ceded were $31 million, $34 million and $36 million for 2016, 2015 and 2014, respectively. Reinsurance recoveries on ceded life policies were $44 million, $45 million and $55 million for 2016, 2015 and 2014, respectively. To the extent that any reinsuring companies are unable to meet obligations under agreements covering reinsurance ceded, GALIC would remain liable.

Fixed Annuities   For certain products, the liability for “annuity benefits accumulated” includes reserves for excess benefits expected to be paid on future deaths and annuitizations, guaranteed withdrawal benefits and accrued persistency and premium bonuses. The liabilities included in GALIC’s Balance Sheet for these benefits, excluding the impact of unrealized gains on securities, were as follows at December 31 (in millions):

	2016	2015
Expected death and annuitization	$223	$214
Guaranteed withdrawal benefits	278	203
Accrued persistency and premium bonuses	6	11

Variable Annuities   At December 31, 2016, the aggregate guaranteed minimum death benefit value (assuming every variable annuity policyholder died on that date) on GALIC’s variable annuity policies exceeded the fair value of the underlying variable annuities by $20 million, compared to $27 million at December 31, 2015. Death benefits paid in excess of the variable annuity account balances were less than $1 million in each of the last three years ended December 31, 2016, 2015 and 2014.